UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2021

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, on July 21, 2020, Purple Innovation, LLC (the Company”) signed a Lease (the “Lease”) with PNK S2, LLC for approximately 519,680 square feet located at 1325 Hwy 42 S., Building B, McDonough, Georgia (the “Building”). The Company previously entered into an Amendment to the Lease on March 4, 2021, to revise certain immaterial terms related to access, parking and allocation of tenant improvement allowance.

On March 26, 2021, the Company signed a Second Amendment to Lease (the “Second Amendment”) to add approximately 324,800 contiguous square feet in the Building (the “Expansion Space”), which expands the total leased space in the Building to 844,480 square feet (“Total New Space”). The term for the Expansion Space will commence on the same date as the commencement of the Lease and expire on the same date as the expiration of the Lease. The Second Amendment provides for a tenant improvement allowance of $12.50 per usable square foot of the Expansion Space. Under the Lease as amended by the Second Amendment, the Company will pay $3.41 per square foot annually or $239,973.07 per month for the initial lease year for the Total New Space. Thereafter the basic monthly rent increases 2% per year. The Lease as amended by the Second Amendment also continues to provide the Company with an option to extend the Lease term for two additional five-year periods on the terms previously set forth in the Lease. The Company continues to be responsible for its proportionate share of the operating expenses incurred by the landlord for the Building.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Second Amendment, a copy of which will be filed as an exhibit to the Company’s next 10-Q filed with the Securities and Exchange Commission.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2021	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

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